Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Pathway Conservative Portfolio, Scudder Pathway Growth Portfolio, Scudder Pathway Moderate Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                     /s/Richard T. Hale
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Scudder Pathway Conservative
                                                   Portfolio, Scudder Pathway
                                                   Growth Portfolio, Scudder
                                                   Pathway Moderate Portfolio, a
                                                   series of Scudder Pathway
                                                   Series

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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Pathway Conservative Portfolio, Scudder Pathway Growth Portfolio, Scudder Pathway Moderate Portfolio, a series of Scudder Pathway Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                    /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Pathway Conservative
                                                  Portfolio, Scudder Pathway
                                                  Growth Portfolio, Scudder
                                                  Pathway Moderate Portfolio, a
                                                  series of Scudder Pathway
                                                  Series